Exhibit 10.2

EXECUTION VERSION

GUARANTY

GUARANTY, dated as of January 16, 2018, made by the undersigned (together with each other Person that executes a joinder agreement and becomes a “Guarantor” hereunder each a “Guarantor”, and collectively, the “Guarantors”), in favor of the Collateral Agent and the Holders (each as defined below).

W I T N E S S E T H :

WHEREAS, comScore, Inc., a Delaware corporation (the ”Company”), and each party listed as a “Buyer” on the Schedule of Buyers attached to the Securities Purchase Agreement (together with their respective successors and assigns, each a “Buyer”, and collectively, the “Buyers”) are parties to that certain Securities Purchase Agreement, dated as of January 16, 2018 (as amended, restated or otherwise modified from time to time, the “Securities Purchase Agreement”), pursuant to which, among other things, the Buyers shall from time to time purchase from the Company certain senior secured convertible “Notes” (as defined in the Securities Purchase Agreement) (as amended, restated, replaced, or otherwise modified from time to time, each a “Note” and collectively, the “Notes”);

WHEREAS, the Buyers have requested, and the Guarantors have agreed, that the Guarantors shall execute and deliver to the Buyers, a guaranty guaranteeing all of the obligations of the Company under the Securities Purchase Agreement, the Notes and the other “Transaction Documents” (as defined in the Securities Purchase Agreement, the “Transaction Documents”);

WHEREAS, pursuant to a Pledge and Security Agreement, dated as of the date hereof (as amended, restated or otherwise modified from time to time, the “Security Agreement”), the Company and the Guarantors have granted to Starboard Value and Opportunity Master Fund Ltd., as collateral agent (in such capacity, the “Collateral Agent”) for the holders (together with their respective successors and assigns, each a “Holder” and collectively, the “Holders”) of the Securities (as defined in the Securities Purchase Agreement), a security interest in and lien on certain of their assets to secure their respective obligations under this Guaranty, the Securities Purchase Agreement, the Notes and the other Transaction Documents; and

WHEREAS, each Guarantor has determined that the execution, delivery and performance of this Guaranty directly benefits, and is in the best interest of, such Guarantor.

NOW, THEREFORE, in consideration of the premises and the agreements herein and for other consideration, the sufficiency of which is hereby acknowledged, each Guarantor hereby agrees with each Holder as follows:

SECTION 1. Definitions. Reference is hereby made to the Securities Purchase Agreement and the Notes for a statement of the terms thereof. All terms used in this Guaranty, which are defined in the Securities Purchase Agreement or the Notes and not otherwise defined herein, shall have the same meanings herein as set forth therein.

SECTION 2. Guaranty. The Guarantors, jointly and severally, hereby unconditionally and irrevocably, guaranty (a) the punctual payment, as and when due and payable, by stated maturity or otherwise, of all obligations and any other amounts now or hereafter owing by the Company in respect of the Securities Purchase Agreement, the Notes and the other Transaction Documents, including, without limitation, all interest that accrues after the commencement of any proceeding commenced by or against any the Company or any Guarantor under any provision of the Bankruptcy Code (Chapter 11 of Title 11 of the United States Code) or under any other bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, or extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief (an “Insolvency Proceeding”), whether or not the payment of such interest is unenforceable or is not allowable due to the existence of such Insolvency Proceeding, and all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under any of the Transaction Documents, and any and all expenses (including reasonable counsel fees and expenses) reasonably incurred by the Holders or the Collateral Agent in enforcing any rights under this Guaranty (such obligations, to the extent not paid by the Company, being the “Guaranteed Obligations”) and (b) the punctual and faithful performance, keeping, observance and fulfillment by the Company of all of the agreements, conditions, covenants and obligations of the Company contained in the Securities Purchase Agreement, the Notes and the other Transaction Documents. Without limiting the generality of the foregoing, each Guarantor’s liability hereunder shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Company to the Holders under the Securities Purchase Agreement and the Notes but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Guarantor or the Company (each, a “Transaction Party”).

SECTION 3. Guaranty Absolute; Continuing Guaranty; Assignments.

(a) The Guarantors, jointly and severally, guaranty that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Transaction Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Holders with respect thereto. The obligations of each Guarantor under this Guaranty are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against any Guarantor to enforce such obligations, irrespective of whether any action is brought against any Transaction Party or whether any Transaction Party is joined in any such action or actions. The liability of any Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives, to the extent permitted by law, any defenses it may now or hereafter have in any way relating to, any or all of the following:

(i) any lack of validity or enforceability of any Transaction Document or any agreement or instrument relating thereto;

(ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Transaction Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Transaction Party or otherwise;

(iii) any taking, exchange, release or non-perfection of any collateral with respect to the Guaranteed Obligations, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations; or

(iv) any change, restructuring or termination of the corporate, limited liability company or partnership structure or existence of any Transaction Party.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Holder or any other Person upon the insolvency, bankruptcy or reorganization of any Transaction Party or otherwise, all as though such payment had not been made.

(b) This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until the complete conversion of all of the Company’s obligations under the Notes to equity securities of the Company and/or indefeasible payment in full in cash of all obligations under the Notes (together with any matured indemnification obligations as of the date of such conversion and/or payment, but excluding any inchoate or unmatured contingent indemnification obligations) and payment of all other amounts payable under this Guaranty (excluding any inchoate or unmatured contingent indemnification obligations) and (ii) be binding upon each Guarantor and its respective successors and assigns. This Guaranty shall inure to the benefit of and be enforceable by the Holders and their respective successors, and permitted pledgees, transferees and assigns. Without limiting the generality of the foregoing sentence, any Holder may pledge, assign or otherwise transfer all or any portion of its rights and obligations under and subject to the terms of any Transaction Document to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Holder herein or otherwise, in each case as provided in the Securities Purchase Agreement or such Transaction Document. Notwithstanding the foregoing and for the avoidance of doubt, this Guaranty will expire and each Guarantor will be released from its obligation hereunder upon the complete conversion of all of the Company’s obligations under the Notes to equity securities of the Company and/or indefeasible payment in full in cash of all obligations under the Notes (together with any matured indemnification obligations as of the date of such conversion and/or payment, but excluding any inchoate or unmatured contingent indemnification obligations) and payment of all other amounts payable under this Guaranty (excluding any inchoate or unmatured contingent indemnification obligations).

SECTION 4. Waivers. To the extent permitted by applicable law, each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Holders or the Collateral Agent exhaust any right or take any action against any Transaction Party or any other Person or any Collateral (as defined in the Security Agreement). Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section 4 is knowingly made in contemplation of such benefits. The Guarantors hereby waive any right to revoke this Guaranty, and acknowledge that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

SECTION 5. Subrogation. No Guarantor may exercise any rights that it may now or hereafter acquire against any Transaction Party or any other guarantor that arise from the existence, payment, performance or enforcement of any Guarantor’s obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Holders or the Collateral Agent against any Transaction Party or any other guarantor or any Collateral (as defined in the Security Agreement), whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Transaction Party or any other guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until the complete conversion of all of the Company’s obligations under the Notes to equity securities of the Company and/or indefeasible payment in full in cash of all obligations under the Notes (together with any matured indemnification obligations as of the date of such conversion and/or payment, but excluding any inchoate or unmatured contingent indemnification obligations) and payment of all other amounts payable under this Guaranty (excluding any inchoate or unmatured contingent indemnification obligations). If any amount shall be paid to a Guarantor in violation of the immediately preceding sentence at any time prior to the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty, such amount shall be held in trust for the benefit of the Holders and shall forthwith be paid ratably to the Holders to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Transaction Documents, or to be held as collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (a) any Guarantor shall make payment to the Holders of all or any part of the Guaranteed Obligations, and (b) the Holders receive the complete conversion of all of the Company’s obligations under the Notes to equity securities of the Company and/or indefeasible payment in full in cash of all obligations under the Notes (together with any matured indemnification obligations as of the date of such conversion and/or payment, but excluding any inchoate or unmatured contingent indemnification obligations) and payment of all other amounts payable under this Guaranty (excluding any inchoate or unmatured contingent indemnification obligations), the Holders will, at such Guarantor’s request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Guarantor.

SECTION 6. Representations, Warranties and Covenants.

(a) Each Guarantor hereby represents and warrants as of the date first written above as follows:

(i) Each Guarantor (A) has read and understands the terms and conditions of the Securities Purchase Agreement, the Notes and the other Transaction Documents, and (B) now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of the Company and the other Transaction Parties, and has no need of, or right to obtain from the Collateral Agent or any Holder, any credit or other information concerning the affairs, financial condition or business of the Company or the other Transaction Parties that may come under the control of the Collateral Agent or any Holder.

(b) Each Guarantor covenants and agrees that until the complete conversion of all of the Company’s obligations under the Notes to equity securities of the Company and/or indefeasible payment in full in cash of all obligations under the Notes (together with any matured indemnification obligations as of the date of such conversion and/or payment, but excluding any inchoate or unmatured contingent indemnification obligations) and payment of all other amounts payable under this Guaranty (excluding any inchoate or unmatured contingent indemnification obligations), it will comply with each of the covenants applicable to it which are set forth in Section 4 of the Securities Purchase Agreement as if each Guarantor were a party thereto.

SECTION 7. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent and any Holder may, and is hereby authorized to, at any time and from time to time, without notice to the Guarantors (any such notice being expressly waived by each Guarantor) and to the fullest extent permitted by law, set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by any Holder to or for the credit or the account of any Guarantor against any and all obligations of the Guarantors now or hereafter existing under this Guaranty or any other Transaction Document, irrespective of whether or not Collateral Agent or any Holder shall have made any demand under this Guaranty or any other Transaction Document and although such obligations may be contingent or unmatured. Collateral Agent and each Holder agrees to notify the relevant Guarantor promptly after any such set-off and application made by such Holder, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Collateral Agent or any Holder under this Section 7 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Collateral Agent or such Holder may have under this Guaranty or any other Transaction Document in law or otherwise.

SECTION 8. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by overnight mail or by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to any Guarantor, to the address for such Guarantor set forth on the signature page hereto, or if to any Holder, to it at its respective address set forth in the Securities Purchase Agreement; or as to any Person at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 8. All such notices and other communications shall be effective (i) if mailed (by certified mail, postage prepaid and return receipt requested), when received or three Business Days after deposited in the mails, whichever occurs first; (ii) if telecopied, when transmitted and confirmation is received, provided same is on a Business Day and, if not, on the next Business Day; or (iii) if delivered by hand, upon delivery, provided same is on a Business Day and, if not, on the next Business Day.

SECTION 9. CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER TRANSACTION DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW

YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GUARANTOR HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE HOLDERS TO SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST EACH GUARANTOR IN ANY OTHER JURISDICTION. ANY GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY AND THE OTHER TRANSACTION DOCUMENTS.

SECTION 10. WAIVER OF JURY TRIAL, ETC. EACH GUARANTOR HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS GUARANTY OR THE OTHER TRANSACTION DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY OR THE OTHER TRANSACTION DOCUMENTS, AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH GUARANTOR CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF ANY HOLDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ANY HOLDER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. EACH GUARANTOR HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE HOLDERS ENTERING INTO THE OTHER TRANSACTION DOCUMENTS.

SECTION 11. Taxes.

(a) All payments made by any Guarantor hereunder or under any other Transaction Document shall be made in accordance with the terms of the respective Transaction Document and shall be made without set-off, counterclaim, deduction or other defense. All such payments shall be made free and clear of and without deduction for any present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on the net income of any Holder by the jurisdiction in which such Holder is organized or where it has its principal lending office (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities, collectively or individually, “Taxes”). If any Guarantor shall be required to deduct or to withhold any Taxes from or in respect of any amount payable hereunder or under any other Transaction Document:

(i) the amount so payable shall be increased to the extent necessary so that after making all required deductions and withholdings (including Taxes on amounts payable to any Holder pursuant to this sentence) each Holder receives an amount equal to the sum it would have received had no such deduction or withholding been made,

(ii) such Guarantor shall make such deduction or withholding,

(iii) such Guarantor shall pay the full amount deducted or withheld to the relevant taxation authority in accordance with applicable law, and

(iv) as promptly as possible thereafter, such Guarantor shall send the Holders an official receipt (or, if an official receipt is not available, such other documentation as shall be satisfactory to the Holders, as the case may be) showing payment. In addition, each Guarantor agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery, registration or enforcement of, or otherwise with respect to, this Agreement or any other Transaction Document (collectively, “Other Taxes”).

(b) Each Guarantor hereby indemnifies and agrees to hold the Collateral Agent and each Holder (each an “Indemnified Party”) harmless from and against Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 11) paid by any Indemnified Party as a result of any payment made hereunder or from the execution, delivery, registration or enforcement of, or otherwise with respect to, this Agreement or any other Transaction Document, and any liability (including penalties, interest and expenses for nonpayment, late payment or otherwise) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be paid within 30 days from the date on which such Holder makes written demand therefor, which demand shall identify the nature and amount of such Taxes or Other Taxes.

(c) If any Guarantor fails to perform any of its obligations under this Section 11, such Guarantor shall indemnify the Collateral Agent and each Holder for any taxes, interest or penalties that may become payable as a result of any such failure. The obligations of the Guarantors under this Section 11 shall survive the termination of this Guaranty and the payment of the Obligations and all other amounts payable hereunder.

SECTION 12. Miscellaneous.

(a) Each Guarantor will make each payment hereunder in lawful money of the United States of America and in immediately available funds to each Holder, at such address specified by such Holder from time to time by notice to the Guarantors.

(b) No amendment or waiver of any provision of this Guaranty and no consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by each Guarantor and each Holder, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(c) No failure on the part of the Collateral Agent or any Holder to exercise, and no delay in exercising, any right hereunder or under any other Transaction Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder or under any Transaction Document preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Collateral Agent and the Holders provided herein and in the other Transaction Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Collateral Agent and the Holders under any Transaction Document against any party thereto are not conditional or contingent on any attempt by the Collateral Agent or any Holder to exercise any of their respective rights under any other Transaction Document against such party or against any other Person.

(d) Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(e) This Guaranty shall (i) be binding on each Guarantor and its respective successors and assigns, and (ii) inure, together with all rights and remedies of the Collateral Agent and the Holders hereunder, to the benefit of the Collateral Agent and the Holders and their respective successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, the Collateral Agent and any Holder may assign or otherwise transfer its rights and obligations under the Notes, the Securities Purchase Agreement or any other Transaction Document to any other Person in accordance with the terms thereof, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Collateral Agent or such Holder, as the case may be, herein or otherwise. None of the rights or obligations of any Guarantor hereunder may be assigned or otherwise transferred without the prior written consent of each Holder.

(f) If the Company or any Guarantor shall hereafter create or acquire any wholly-owned domestic subsidiary (other than any such wholly-owned domestic subsidiary that is a subsidiary of a foreign subsidiary), then such subsidiary shall execute and deliver to the Collateral Agent and the Buyers a joinder to this Guaranty in form and substance reasonably satisfactory to the Collateral Agent and the Buyers. Upon the execution and delivery of such a joinder by any such subsidiary, such subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named a Guarantor herein. The execution and delivery of any agreement or instrument adding an additional Guarantor as a party to this Guaranty shall not require the consent of any Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect, and shall be joint and several with each other Guarantor hereunder, notwithstanding the addition of any new Guarantor hereunder, as though such new Guarantor had originally been named a Guarantor hereunder on the date of this Guaranty.

(g) This Guaranty reflects the entire understanding of the transaction contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, entered into before the date hereof.

(h) Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(i) This Guaranty may be executed by each party hereto on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one agreement. Delivery of an executed counterpart by facsimile or other method of electronic transmission shall be equally effective as delivery of an original executed counterpart.

(j) THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

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IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed by its respective duly authorized officer, as of the date first above written.

CARMENERE HOLDING COMPANY COMSCORE INTERNATIONAL, INC.
CREATIVE KNOWLEDGE, INC.
FULL CIRCLE STUDIES, INC.
MARKETSCORE, INC.
TMRG, INC.
VOICEFIVE, INC.,
each of the above, a Delaware corporation

By:	/s/ Gregory A. Fink

Name: Gregory A. Fink
Title: Treasurer

Address for Notices:

11950 Democracy Drive,
Suite 600
Reston, Virginia 20190

COMSCORE EUROPE, LLC COMSCORE HOLDINGS LLC
LNKMTR, LLC
M.LABS, LLC
PROXIMIC, LLC
each of the above, a Delaware limited liability company

By:	/s/ Gregory A. Fink

Name: Gregory A. Fink
Title: Treasurer

Address for Notices:

11950 Democracy Drive,
Suite 600
Reston, Virginia 20190

COMSCORE BRAND AWARENESS, L.L.C., a Delaware limited liability company

GUARANTY

By: comScore, Inc., its sole member

By:	/s/ Gregory A. Fink

Name: Gregory A. Fink
Title: Chief Financial Officer

Address for Notices:

11950 Democracy Drive,
Suite 600
Reston, Virginia 20190

CSWS, LLC, a Virginia limited liability company

By:	/s/ Gregory A. Fink

Name: Gregory A. Fink
Title: Treasurer

Address for Notices:

11950 Democracy Drive,
Suite 600
Reston, Virginia 20190

HOLLYWOOD SOFTWARE, INC., a California corporation

By:	/s/ Gregory A. Fink

Name: Gregory A. Fink
Title: Chief Financial Officer

Address for Notices:

11950 Democracy Drive,
Suite 600
Reston, Virginia 20190

RENTRAK CORPORATION, an Oregon corporation

GUARANTY

By:	/s/ Gregory A. Fink

Name: Gregory A. Fink
Title: Chief Financial Officer

Address for Notices:

11950 Democracy Drive,
Suite 600
Reston, Virginia 20190

GUARANTY